UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 18, 2007

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A. Rule as to Use of Form 8-K.
1.  Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

Potential persons who are to respond to the collection of
information contained in this form are not required to respond
SEC 873 (6-04)	unless the form displays a currently valid OMB control number.

Item 1.01	Entry into a Material Definitive Agreement.

Under the Company’s Note Purchase Agreement dated as of May 22, 2003 (the “Original Note Purchase Agreement”) as amended by the First Amendment dated as of December 22, 2005, on January 18, 2007 the Company authorized the issuance and sale of (i) $75,000,000 aggregate principal amount of the 5.56% Senior Notes, Series I, Tranche A, (the “Tranche A Notes”) and (ii) $25,000,000 aggregate principal amount of the 5.58% Senior Notes, Series I, Tranche B, (the “Tranche B Notes;” and together with the Tranche A Notes, the “Series I Notes”) under the Eighth Supplement to Note Purchase Agreements (“Eighth Supplement”). The Series I Notes were sold to institutional investors, and the proceeds from the sale were used to fund the Company’s acquisition of Cottage Bakery, Inc.

On each of January 18, 2015 and January 18, 2017, the Company must prepay $25,000,000 of the Tranche A Notes and $8,333,333 of the Tranche B Notes (or such lesser principal amount as shall then be outstanding). The Series I Notes are due January 18, 2019.

The Series I Notes are subject to the representations and warranties contained in the Original Note Purchase Agreement (filed as Exhibit 10.1 to the Company’s Form 10-Q for the period ended June 30, 2003) as amended by the First Amendment dated as of December 22, 2005 (filed as Exhibit 10.1 to the Company’s Form 10-Q for the period ended December 31, 2005).

Item 2.03	Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Form 8-K regarding the terms of the Eighth Supplement is hereby incorporated by reference into this Item 2.03.

Item 9.01	Exhibits.

Exhibit 99.1	Eighth Supplement to Note Purchase Agreements dated as of January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      RALCORP HOLDINGS, INC.
      (Registrant)

Date: January 24, 2007	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Eighth Supplement to Note Purchase Agreements dated as of January 18, 2007.